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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss.240.14a-12

                            DYNATRONICS CORPORATION
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule
                 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

          ----------------------------------------------------------------------
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

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         (2)     Form, Schedule or Registration Statement No.:

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         (3)     Filing Party:

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         (4)     Date Filed:

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                               TABLE OF CONTENTS

                                                                        Page

Invitation to Shareholders................................................ii
Notice of Meeting..........................................................1
Questions and Answers About the Meeting....................................2
Voting of Shares...........................................................4
Proxy Solicitation.........................................................5
Proposal One - Election of Directors.......................................6
Proposal Two - Ratification of Independent Registered Public
  Accounting Firm.........................................................11
Security Ownership of Certain Beneficial Owners and Management............12
Executive Compensation....................................................14
Certain Relationships and Related Transactions............................19
Consideration of Director Nominees........................................19
Section 16(a) Beneficial Ownership Reporting Compliance...................20
Other Business............................................................21
Householding of Annual Meeting Materials..................................21
Proposals for the Next Annual Meeting.....................................21
Information Incorporated by Reference.....................................21
Annual Report.............................................................21






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                            DYNATRONICS CORPORATION
                             7030 Park Centre Drive
                         Cottonwood Heights, Utah 84121
                                 (801) 568-7000


October 11, 2010


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Monday, November 22, 2010 at 3:00 p.m., at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting and the Proxy Statement. In addition to the matters to be voted on, following the meeting there will be a report on our progress and an opportunity for shareholders to ask questions.

After reading the Proxy Statement, please follow the voting instructions in this Proxy Statement to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN A PROXY CARD, REGISTER YOUR VOTE BY TELEPHONE, OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of our Annual Report to Shareholders is available on the Company's website at www.dynatronics.com. The Annual Report is not a part of the proxy solicitation materials, except to the extent it is incorporated by reference therein.

I hope you will be able to join us. The Board of Directors and Company management look forward to seeing you at the meeting.

Sincerely yours,


/s/ Kelvyn H. Cullimore, Jr.

Kelvyn H. Cullimore, Jr.
Chairman, President and CEO




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                            DYNATRONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held November 22, 2010



TO OUR SHAREHOLDERS:

      The Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation, will be held at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Monday, November 22, 2010, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

      1. To elect five directors to hold office until the 2011 Annual Meeting of Shareholders and thereafter until their respective successors have been elected or appointed and qualified;

      2. To ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011; and

      3. To consider any other business that properly comes before the Annual Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on Monday, October 4, 2010, are entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. It is important that your shares be represented at the meeting. Please follow the voting instructions in this Proxy Statement, regardless of whether you plan to attend in person.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Bob Cardon
                                           -------------------------------
                                           Bob Cardon
                                           Vice President of Administration
                                           and Secretary/Treasurer

Cottonwood Heights, Utah
October 11, 2010


                                   IMPORTANT

Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.





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                            DYNATRONICS CORPORATION

                              PROXY STATEMENT FOR
                      2010 ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 22, 2010

      The accompanying proxy is solicited on behalf of the Board of Directors of Dynatronics Corporation, a Utah corporation (the "Company" or "Dynatronics"), pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with our Annual Meeting of Shareholders to be held at 3:00 p.m. Mountain Time on Tuesday, November 22, 2010, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah.

      We will pay the cost of preparing and disseminating this information. In addition to the solicitation of proxies by use of the mail, our directors, officers and employees may solicit proxies personally or by telephone or facsimile or otherwise. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of common stock held by such persons, and we will reimburse such brokerage firms and others for their expenses incurred in connection therewith. Our directors, officers, or employees will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur.

      Please register your vote by following the voting instructions in this Proxy Statement or in the Notice of Internet Availability. Each proxy executed and returned by a shareholder prior to the Annual Meeting will be voted according to the instructions given in the proxy. Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice to our Vice President of Administration, by filing a revoking instrument or a duly executed proxy bearing a later date with our Vice President of Administration, or by attending the Annual Meeting and voting in person.

Internet Availability of Proxy Materials

      In accordance with rules approved by the Securities and Exchange Commission, instead of mailing a printed copy of the Company's proxy materials to stockholders, the Company may now furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") to stockholders when the materials are available on the Internet. If you are shareholders of record of the Company and own shares of our stock in your personal name, you may receive a "full set delivery" of our proxy materials, including this Proxy Statement, our Annual Report to Shareholders, and the form of proxy card (the "Full Set Delivery"). In that event, you may complete and sign the proxy card, and return it to the Company by mail. However, if you receive the Notice of Internet Availability only, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company's proxy materials and the Company's Annual Report, over the Internet, and to register your vote. If you receive a Notice of Internet Availability and would still like to receive a printed copy of all of the Company's proxy materials, including the Proxy Statement and Annual Report, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.

      The Company intends to commence distribution of the Notice of Internet Availability to stockholders on or about October 13, 2010.

      On or about October 13, 2010, the Company first made available the proxy solicitation materials at http://dynatronics.com/Portals/0/CorpFiles/ProxyStatement2010.pdf to all stockholders entitled to vote at the Annual Meeting. You may also request a printed copy of the proxy solicitation materials and Annual Report by any of the following methods: by telephone at (800) 874-6251; or by sending an e-mail to BobC@dynatron.com.


                    QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:    Why am I receiving this Proxy Statement?

A: We are holding our Annual Meeting of Shareholders to elect the members of our Board of Directors, as described in Proposal One. In addition, we are seeking shareholder ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011, as more fully described in Proposal Two.


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Q:    What do I need to do now?

A: We urge you to carefully read and consider the information contained in this Proxy Statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement, by telephone, by returning a signed proxy card if you receive one as a shareholder of record of the Company, or by internet if that option is available to you.

Q:    How do I vote?

A:    You can vote your shares using one of the following methods:

            o Vote by telephone by following the instructions in the Notice of Internet Availability;

            o For those shareholders of record who receive the Full Set Delivery of all printed proxy materials, including a form of proxy card for voting (meaning that you hold your shares in your own name, not in the name of a broker, bank, or nominee), you may complete and sign the proxy card, and return it to the Company by mail; or

            o If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card delivered by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone; or

            o You may request a printed copy of the proxy card, Proxy Statement, and Annual Report by following the instructions on the Notice of Internet Availability, then completing, signing, and returning the proxy card to the Company by mail; or

            o     Attend and vote at the meeting.

      If you use telephone voting as your voting method, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the meeting, your vote must be received by 11:59 PM Mountain Time, on November 21, 2010.

      Even if you submit your vote by one of the first four methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the meeting will constitute a revocation of your earlier proxy or voting instructions.

Q:    What happens if I do not vote?

A: If you are a record holder of your shares and you do not submit a proxy card, vote at the Annual Meeting in person, or register your vote by telephone, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

Q: If my Dynatronics shares are held in "street name," will my broker, bank, or nominee vote my shares for me on all proposals?

A: Your broker, bank, or nominee cannot vote your shares on the election of directors but they can vote your shares on the ratification of accountants, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q: Can I change my vote after I have mailed my signed proxy or direction form?

A: Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at our shareholder meeting by:


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            o     delivering to our Vice President of Administration a signed notice of revocation;

            o granting a new, later-dated proxy, which must be signed and delivered to the Vice President of Administration; or

            o attending the Annual Meeting and voting in person; however, your attendance alone will not revoke your proxy.

      If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee's directions in order to change your vote or revoke your proxy.

Q:    What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: What if I object to the proposed transactions? Do I have dissenter's rights?

A: No. Dissenter's rights are not available for the types of transactions discussed in this Proxy Statement.

Q:    Whom should I call with questions?

A: If you have any questions about the meeting, require directions to the meeting, or need additional copies of this Proxy Statement or the enclosed proxy card, you should contact:

         Dynatronics Corporation
         7030 Park Centre Drive
         Cottonwood Heights, Utah 84121
         Attn: Bob Cardon
         Email address: Bobc@dynatron.com


                                Voting of Shares

      Our Board of Directors has fixed the close of business on October 4, 2010 as the "Record Date" for determining the shareholders entitled to receive notice of, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,439,637 shares of our common stock, no par value, issued and outstanding, each such share entitled to one vote and held by approximately 3,000 shareholders.

Voting of Proxies

      Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

            1. FOR the election of the Board of Directors' nominees for directors; and

            2. FOR ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

      We do not know of any other business that may be presented at the meeting. If a proposal other than those listed in the Notice is presented at the Annual Meeting, your signed proxy card authorizes the persons named in the proxy to vote your shares on such matters in their discretion.


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Vote Required for Approval

      A plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than the five positions to be filled, the five who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

      All other proposals presented in this Proxy Statement will be approved if the votes cast favoring the action exceed the votes cast opposing the action. In counting votes on each such matter, abstentions will not be counted as voted for the matter and broker non-votes will be counted as not voted for the matter. Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Quorum

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum. Abstentions will be counted as "represented" for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose. Inasmuch as street name holders will have discretionary voting rights with respect to routine Proposal Number Two--ratification of our public accounting firm, broker non-votes will also be counted as "represented" for the purpose of determining the presence or absence of a quorum.

Voting

      As an alternative to voting in person at the Annual Meeting, or voting by telephone, those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the pre-addressed envelope that will be enclosed with the proxy card, and your shares will be voted at the Annual Meeting in the manner you direct.

      If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

      Under Securities and Exchange Commission rules, this Proxy Statement, the form of proxy card, and our 2010 Annual Report to shareholders are available on the Internet. These materials are available at:

         http://dynatronics.com/Portals/0/CorpFiles/2010Annual.pdf
         http://dynatronics.com/Portals/0/CorpFiles/ProxyStatement2010.pdf
         http://dynatronics.com/Portals/0/CorpFiles/ProxyCard2010.pdf

                               PROXY SOLICITATION

      We are soliciting proxies from our shareholders for our Annual Meeting of Shareholders. We will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mail, proxies may be solicited by our Board of Directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our Board of Directors, officers or regular employees for such services.




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                      PROPOSAL ONE - ELECTION OF DIRECTORS

      Five directors will be elected at the Annual Meeting. Directors are elected at each annual meeting of the Shareholders and hold office until the next annual meeting when their respective successors are duly elected and qualified. The persons named as proxies in the enclosed proxy intend to vote for the election of each of the five nominees listed below, unless instructions to the contrary are given in the proxy. Each of the five nominees currently serving as a member of our board has indicated that he is able and willing to continue to serve as a director. Our Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy holders will vote for such nominee or nominees as the Board of Directors may select.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Information About Nominees

      The names of the Board of Directors' nominees and certain biographical information about the nominees are set forth below.


Kelvyn H. Cullimore, Jr.     Mr. Cullimore has been our Chairman since January
      Age 54                 2005 and President and Chief Executive Officer
      Director since 1983    since 1992. He served as our Secretary/Treasurer
                             from 1983 to 1992 and as Administrative Vice
                             President from 1988 to 1992. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a bachelor's degree in Financial and Estate Planning. In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive
                             Vice President and a director of our former parent company. He currently serves on the board of directors of ITEC Attractions, Inc. (ITEC), an entertainment, restaurant and retail mall operation in Branson, MO. Mr. Cullimore has served previously on the board of directors of a printing company, lumber company, and travel agency. Mr. Cullimore is a member of the board of the Medical Device
                             Manufacturers Association, a national medical device trade association headquartered in
                             Washington D.C. He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake
                             City, where Dynatronics' corporate headquarters are located.

Larry K. Beardall            Mr. Beardall was appointed as our Executive Vice
      Age 54                 President in December 1992. He has been a director
      Director since 1986    and the Vice President of Sales and Marketing since
                             July 1986.  Mr. Beardall joined Dynatronics in
                             February 1986 as Director of Marketing. He graduated from Brigham Young University with a bachelor's degree in Finance in 1979. Prior to his employment with Dynatronics, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment, a supplier of protective sports equipment in Houston, Texas, as National Sales Manager. He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis.

Howard L. Edwards*           From 1968 to 1995, Mr. Edwards served in various
      Age 79                 capacities at Atlantic Richfield Company (ARCO) and
      Director since 1997    its predecessor, the Anaconda Company, including
                             Corporate Secretary, Vice President, Treasurer and
                             General Attorney. Prior to 1968, Mr. Edwards was a partner in the law firm of VanCott, Bagley, Cornwall and McCarthy, in Salt Lake City, Utah. He graduated from the George Washington University
                             School of Law in 1959 and received a bachelor's degree in Finance and Banking from Brigham Young
                             University in 1955.


Val J. Christensen*          Since December 2008, Mr. Christensen has been the
      Age 57                 President of EnergySolutions, Inc. (NYSE: ES).
      Director since 1999    Prior to this appointment, Mr. Christensen served
                             as an Executive Vice President and General Counsel and Corporate Secretary of EnergySolutions, Inc.
                             from May 2006 to December 2008. From 1989 to 2006,
                             Mr. Christensen served in various executive positions at Franklin Covey Co. (NYSE: FC), a global consulting and training company, eventually as Executive Vice President, General Counsel and
                             Secretary, as well as being a director. Prior to that, he was a partner at the law firm of LeBoeuf, Lamb, Leiby & MacRae, where he handled commercial litigation and general business matters in the firm's Salt Lake City office from 1986 to 1989. He received a B.A and J.D. from Brigham Young
                             University.


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Joseph H. Barton*            Mr. Barton previously served on the Board of
      Age 82                 Directors from 1996 to 2002.  Mr. Barton has held
      Director since 2004    various executive positions, including President of
                             J.H. Barton Construction Company, Senior Vice
                             President of Beverly Enterprises, and President of
                             KB Industries, a building and land development company. Mr. Barton also served as Senior Vice
                             President of GranCare, Inc. from 1989 to 1994. He received a Civil Engineering degree from the University of California at Berkeley.


* Denotes member of our Audit and Compensation Committees.

Additional Information About our Board of Directors and its Committees

      Directors hold office until the next annual meeting of shareholders and until their successors have been elected or appointed and duly qualified. Vacancies on the board which are created by the retirement, death, resignation or removal of a director, or by an increase in the number of directors, may be filled by the vote of the remaining members of the board, with such new director serving the remainder of the term or until his successor shall be elected and qualify.

     Independence

      We continue to monitor the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market to ensure that a majority of our Board of Directors remain "independent" directors. Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Edwards, Mr. Christensen and Mr. Barton is independent within the meaning of the applicable Nasdaq Marketplace Rules. This means that the Board of Directors has determined that those directors (1) are not officers or employees of Dynatronics or its subsidiary and (2) have no direct or indirect relationship with Dynatronics that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. As a result, the Board of Directors has determined that we have a majority of independent directors as required by the Nasdaq Marketplace Rules.

     Committees

      Our Board of Directors has two standing committees: the Compensation Committee and the Audit Committee, each comprised solely of independent directors. The board does not have a standing nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, see "Director Nominations," below.

     Compensation Committee

      The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. The Compensation Committee does not have a separate charter. In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals. Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans. The following independent directors constituted the Compensation Committee for the fiscal year ended June 30, 2010 and continue to function as such as of the date of this Proxy Statement: Val J. Christensen (committee chairman), Howard L. Edwards and Joseph H. Barton. The Compensation Committee held two meetings during the fiscal year ended June 30, 2010. All members of the committee attended at least 75% of all meetings of the Compensation Committee.



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     Audit Committee

      The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (Exchange Act) is comprised of the following independent directors: Howard L. Edwards (committee chairman), Joseph H. Barton and Val J. Christensen. The Board of Directors has determined that each member of the Audit Committee (i) is independent, (ii) meets the financial literacy requirements of the Nasdaq Marketplace Rules, and (iii) meets the enhanced independence standards established by the Securities and Exchange Commission (SEC), and that Mr. Edwards qualifies as an "audit committee financial expert" as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

      The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee, that reflects standards and requirements adopted by the SEC and Nasdaq. The Audit Committee Charter can be found on our website, www.dynatronics.com, in the "Company Information, Investor Relations, Company Policies" section. The Audit Committee held four meetings during the fiscal year ended June 30, 2010. Each member of the Audit Committee attended at least 75% of the Audit Committee's meetings except Val Christensen, who attended 50% of the meetings.

      According to its charter, the Audit Committee's duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of their audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

     Meetings of the Board of Directors

      There were six regular meetings of the Board of Directors held during the fiscal year ended June 30, 2010. No director attended fewer than 75% of all meetings of the Board of Directors during the fiscal year.

      Although the Board of Directors does not have a formal policy regarding director attendance at the Annual Meeting of Shareholders, the Board of Directors encourages all directors and director nominees to attend the Annual Meeting.

Executive Sessions of Independent Directors

      The independent directors meet in executive session at scheduled times during the year. Mr. Christensen presides at these meetings as lead independent director. If Mr. Christensen is unable to participate, another non-management director designated by the remaining independent directors will preside at these meetings. During the year ended June 30, 2010, the independent directors met in executive session on four occasions, with each independent director in attendance at least 75% of such meetings.

Board Leadership Structure and Role in Risk Oversight

      Currently, Kelvyn Cullimore, Jr. serves as our Chairman of the Board of Directors, and as Chief Executive Officer. The Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.

      The Board of Directors believes that the traditional practice of combining the roles of chairman of the board and chief executive officer currently provides the preferred form of leadership for the Company. Given Mr. Cullimore's vast experience with the Company, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board believes the best interests of the Company's shareholders are met by Mr. Cullimore's continued service in both capacities. The Board believes Mr. Cullimore's fulfillment of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for the Company's employees and other stakeholders.

      Given the outstanding experience and qualifications the Company's directors contribute to the Board's activities, the Company has implemented a number of practices designed to encourage effective corporate governances. These practices include:

            o the requirement that at least a majority of the Company's directors meet the standards of independence applicable to the Company;

            o the appointment of Val J. Christensen as lead independent director, who is empowered to schedule and conduct meetings of the independent directors, communicate with the Chairman of the Board, disseminate information to the Board and raise issues with management on behalf of the independent directors when appropriate;

            o executive sessions of the Board and committee meetings which include individual sessions with representatives of the Company's independent registered public accounting firm, as well as the Company's CFO and CEO; and

            o performance evaluations of the Company's Chief Executive Officer by the Compensation Committee.

      The Company's management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Company's corporate governance practices and the Company's executive compensation plans and arrangements. These specific risk categories and the Company's risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Communications with the Board of Directors

      Shareholders may communicate directly with our Board of Directors by writing to them at Board of Directors, c/o Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121. All communications received in this manner will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Code of Conduct and Ethics

      We have established a Code of Business Ethics that applies to our officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of the Exchange Act and as a "code of business conduct and ethics" within the meaning of the Nasdaq Marketplace Rules.

      All of our directors, officers and employees must act in accordance with our Code of Business Ethics. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics. In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The Code of Business Ethics is available on our website at www.dynatronics.com, in the "Company Information, Investor Relations, Company Policies" section. A copy may also be obtained by writing to the Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Compensation Committee Interlocks and Insider Participation

      No member of our Board of Directors is employed by us except for Mr. Cullimore, Jr., who is employed as our President and Chief Executive Officer, and Mr. Beardall, who is employed as our Executive Vice President. None of our executive officers serves on the board of directors of another entity, whose executive officers serve on the Compensation Committee of our Board of Directors. No officer or employee of Dynatronics participated in deliberations of our Compensation Committee concerning executive officer compensation.

                               EXECUTIVE OFFICERS

      The following table sets forth data concerning our executive officers as of the date of this Proxy Statement. Biographical information regarding executive officers who are not also directors (whose biographical information is contained elsewhere in this Proxy Statement under the heading "Information About Nominees") follows.

                                    Director
                                    or Officer              Position
Name                        Age       Since               with Company
-----------------------     ---     ----------     -----------------------------

Kelvyn H. Cullimore, Jr.     54        1983        Chairman, President, and CEO
Larry K. Beardall            54        1986        Executive Vice President of
                                                     Sales and Marketing and
                                                     Director
Kelvyn H. Cullimore          75        1983        National Sales Manager -
                                                     Aesthetics
Douglas G. Sampson           56        2009        Vice President of Production
                                                     and R&D
Terry M. Atkinson, CPA       57        2005        Chief Financial Officer
Robert J. Cardon             47        1992        Vice President of
                                                     Administration, Secretary &
                                                     Treasurer

      Kelvyn H. Cullimore has served as the Company's National Sales Manager - Aesthetics since 2000. He served as Chairman of the Board from April 1983 until January 2005. From 1983 to 1992, Mr. Cullimore was President of Dynatronics. Mr. Cullimore received a B.S. degree in Marketing from Brigham Young University in 1957. Following graduation, he worked for a number of years as a partner in a family-owned home furnishings business in Oklahoma City, Oklahoma. Mr. Cullimore has participated in the organization and management of various enterprises, becoming the President or General Partner in several business entities, including real estate, motion picture, and equipment partnerships. From 1979 until 1992, Mr. Cullimore served as Chairman of the Board of American Consolidated Industries, the former parent company of Dynatronics. From 1986 until 1999, Mr. Cullimore served as President of ITEC, and from 1986 to 1997 he served as ITEC's Chairman, President and CEO. Mr. Cullimore has served on the Board of Directors of ITEC since 1986. From January 2005 until October 2007, he took a leave of absence from Dynatronics to do humanitarian work in Asia. Kelvyn
H. Cullimore is the father of Kelvyn H. Cullimore, Jr. No other family relationships exist among officers and directors.

      Douglas G. Sampson was appointed Vice President of Production and Research and Development in September 2009, replacing Ronald Hatch who retired. Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years. His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States. From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary. Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore. Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management. He also holds a Bachelor's of Science degree in electronics engineering technology from Brigham Young University, and an Associate's Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

      Terry M. Atkinson, CPA was appointed Chief Financial Officer in January 2005. He previously served as our Controller from 1994 to 2004. Prior to joining Dynatronics, Mr. Atkinson worked as the Controller of Southern American Insurance Company from 1988 to 1994. From 1985 to 1988, he served as the Controller at Doxey-Hatch Medical Center. From 1980 to 1985, Mr. Atkinson worked as a certified public accountant in public accounting with the accounting firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City. He received his CPA license in Utah in 1983.

      Robert J. Cardon was appointed Vice President of Administration in March 2007. He has served as our Corporate Secretary since 1992 and was named Treasurer in 2004. From 1992 until 2005, Mr. Cardon also served as Secretary/Treasurer of ITEC. From 1987 to 1988, Mr. Cardon was employed as a registered representative of an investment-banking firm. He received his Bachelor of Arts degree in 1987 and his Master of Business Administration degree in 1990, both from Brigham Young University.

                         PROPOSAL TWO - RATIFICATION OF
           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has selected the firm Tanner LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011. The shareholders have been asked to ratify this appointment. If the shareholders fail to ratify the selection, the Audit Committee may reconsider its decision. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests.

      Representatives of Tanner LLC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Financial Information Systems Design and Implementation Fees

      We did not engage Tanner LLC to provide any professional services in connection with (i) operating or supervising the operation of our information system or managing our local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information, that is significant to our financial statements taken as a whole.

Audit Fees

      The aggregate fees billed by Tanner LLC for professional services rendered for the fiscal year ended June 30, 2010 and the fiscal year ended June 30, 2009 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended June 30, 2010 and June 30, 2009 and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $122,000 and $123,000, respectively.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Registered Public Accounting Firm

      The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee

      The Audit Committee reviewed and discussed Dynatronics' audited financial statements for the fiscal year ended June 30, 2010 with our management. The Audit Committee discussed with Tanner LLC, our independent auditors for the fiscal year ended June 30, 2010, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditors Communication with Those Charged with Governance. The Audit Committee also received the written communication from Tanner LLC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed the independence of Tanner LLC with them.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Dynatronics' audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 filed with the SEC on September 22, 2010.

                                                 THE AUDIT COMMITTEE

                                                 Howard L. Edwards, Chairman
                                                 Val J. Christensen
                                                 Joseph H. Barton

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL TWO
      RATIFYING THE SELECTION OF TANNER LLC AS OUR INDEPENDENT REGISTERED
                   PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
                             ENDING JUNE 30, 2011.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Voting Securities and Principal Shareholders

      The following tables contain information as of October 4, 2010 with respect to beneficial ownership of shares of our common stock, for (1) all persons known to be holders of more than 5% of our voting securities, (2) each director, (3) each Named Executive Officer in the Summary Compensation Table of this Proxy Statement holding office on October 4, 2010, and (4) all executive officers and directors as a group. Unless noted otherwise, we believe each person named below has sole voting and investment power with respect to the shares indicated. Unless otherwise indicated, the address of the shareholder is the address of our principal executive office, 7030 Park Centre Drive, Cottonwood Heights, UT 84121.

Holders of Greater than 5% of Voting Securities

                                                                       Percent
         Name of Beneficial Owner          Number of Shares(1)        of Class
         ------------------------          ----------------           --------

         John Rajala                        1,154,938 (2)               8.6%
         12 Red Maple Place
         Danville, CA 94506

         Donald G. Whittington                850,000                   6.3%
         3707 Spring Hill Lane
         Sugarland, TX 77479

         Stephen Cyman                        776,136                   5.8%
         50760 Metzen Dr.
         Chesterfield, MI 48051

         Anthony Trolio                       725,000                   5.4%
         445 Fifth Ave
         Hubbard, OH 44425


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of October 4, 2010. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)   Includes 1,154,938 shares owned by a family trust.

Security Ownership of Management

                                                                      Percent
         Name of Beneficial Owner         Number of Shares(1)        of Class
         ------------------------         -------------------        --------

         Directors & Exec. Officers
         Kelvyn H. Cullimore, Jr.              644,780 (2)             4.8%
         Larry K. Beardall                     240,588 (3)             1.8%
         Howard L. Edwards                     107,021 (4)             *
         Joseph H. Barton                       61,021 (5)             *
         Val J. Christensen                     52,021 (6)             *

         Other Executive Officers
         Kelvyn H. Cullimore                   189,104 (7)             1.4%
         Douglas G. Sampson                          -                 *
         Robert J. Cardon                       93,500 (8)             *
         Terry M. Atkinson                      50,000 (9)             *

         All executive officers and
         directors as a group (9 persons)    1,438,035                 10.4%


* Represents less than one percent of the outstanding shares of common stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of October 4, 2010. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 481,780 shares owned directly, 93,000 shares owned by Mr. Cullimore's wife and daughter, and options for the purchase of 70,000 shares.

(3) Includes 175,588 shares owned directly and options for the purchase of 65,000 shares.

(4) Includes 83,021 shares owned directly and options for the purchase of 24,000 shares.

(5) Includes 34,021 shares owned directly and options for the purchase of 27,000 shares.

(6) Includes 31,021 shares owned directly and options for the purchase of 21,000 shares.

(7) Includes 126,191 shares owned directly, 2,913 shares owned by Mr. Cullimore's wife, 30,000 shares owned by a family corporation and options for the purchase of 30,000 shares.

(8) Includes 43,500 shares owned directly and options for the purchase of 50,000 shares.

(9) Includes 10,000 shares owned directly and options for the purchase of 40,000 shares.

Equity Compensation Plans

      We have two equity compensation plans, the Amended and Restated 1992 Stock Option Plan (the "1992 Plan") and the 2005 Equity Incentive Plan (the "2005 Plan"). Both plans were approved by our shareholders. Nonstatutory and statutory options and other awards have been granted to our employees, officers, directors and consultants under these plans. The Compensation Committee of our Board of Directors administers both plans. As of June 30, 2010, options for the purchase of 545,464 shares are exercisable and outstanding under these plans.

      With the adoption of the 2005 Plan, our Board of Directors determined that no further awards would be granted under the 1992 Plan. As of June 30, 2010, a total of 1,038,411 shares were available for issuance through options or awards yet to be granted under the 2005 Plan. During the fiscal year ended June 30, 2010, each of the three independent directors received 1,851 shares of restricted common stock under the 2005 Plan.

      The following table sets forth information as of June 30, 2010 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.



                                    Number of                        Number of securities
                                securities to be                     remaining available
                                   issued upon     Weighted-average  for future issuance
                                   exercise of      exercise price       under equity
                                   outstanding      of outstanding    compensation plans
                                    options,           options,           (excluding
                                  warrants and         warrants      securities reflected
                                     rights           and rights        in column (a))
          Plan Category                (a)               (b)                 (c)
------------------------------  ------------------ ----------------- ---------------------
Equity compensation plans
approved by security holders          932,805             $1.35             1,038,411

Equity compensation plans not
approved by security holders                -                 -                     -
                                ------------------                   ---------------------
         Total                        932,805                               1,038,411
                                ==================                   =====================

                                              EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Chief Executive Officer and Chief Financial Officer during the fiscal year ended June 30, 2010 and our three other highest paid executive officers earning in excess of $100,000 for services rendered in all capacities (collectively, the "Named Executive Officers").


                                                                        Nonequity  Nonqualified
                                                                        incentive   deferred     All other
       Name               Year                                            plan      compen-     compensation
       and               ended                        Stock    Option    compen-     sation         ($)
     principal            June     Salary    Bonus    awards   awards    sation     earnings      (Note 1)      Total
     position              30,      ($)       ($)      ($)      ($)       ($)         ($)           (i)          ($)
----------------------- -------- ---------- -------- -------- -------- ---------- ------------- ------------- ----------
          (a)              (b)       (c)       (d)      (e)      (f)       (g)         (h)           (i)          (j)
------------------------ -------- ---------- -------- -------- -------- ---------- ------------- ------------- ----------
Kelvyn H. Cullimore,      2010    $171,635   $16,500     -        -         -           -          $23,047     $211,182
Jr., Chairman,
President
and CEO

Terry M. Atkinson, CPA    2010     $83,365   $6,000      -        -         -           -          $10,811     $100,176
Chief Financial Officer

Larry K Beardall,         2010    $156,923   $16,500     -        -         -           -          $20,965     $194,388
Executive Vice
President

Douglas Sampson           2010     $91,385      -        -        -         -           -          $10,504     $101,889
VP of Operations

Robert J. Cardon          2010     $85,327   $6,000      -        -         -           -          $16,499     $107,826
VP Administration
Secretary/Treasurer

(1) For each of the individuals listed in the table above, "All Other Compensation" includes but is not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, and life insurance for the benefit of the Named Executive Officer, use of Company paid automobile, and cellular phone.

      The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2010:

Outstanding Equity Awards at Fiscal Year-End 2010

                                              Option Awards                                    Stock Awards

                                                                                                    Equity
                                                                                                   incentive  Equity
                                                                                                     plan    incentive
                                                                                                    awards:    plan
                                                                                           Market   number   awards:
                                                                                  Number   value     of      market or
                                                     Equity                         of      of     unearned  payout
                                                    incentive                      shares  shares   shares,  value of
                                                      plan                          or      or      units,   unearned
                                                     awards:                       units   units     or       shares,
                           Number of   Number of    number of                       of      of      other    units, or
                          securities  securities   securities                     stock   stock    rights     other
                          underlying  underlying   underlying                      that    that     that      rights
                          unexercised unexercised  unexercised   Option            have    have     have    that have
                            options      options     unearned   exercise  Option    not     not     not        not
                             (#)         (#)        options     price   expiration vested  vested  vested     vested
      Name               exercisable unexercisable    (#)        ($)       date     (#)     ($)     (#)        ($)
      (a)                   (b)          (c)          (d)        (e)       (f)      (g)     (h)     (i)        (j)
----------------------------------------------------------------------------------------------------------------------
Kelvyn H. Cullimore,       40,000         -            -       $1.72    5/24/15       -        -        -         -
Jr.                        30,000         -            -       $1.42   11/22/15       -        -        -         -
Principal Executive
Officer

Larry K Beardall           40,000         -            -       $1.72    5/24/15       -        -        -         -
                           25,000         -            -       $1.42   11/22/15       -        -        -         -

Terry M. Atkinson, CPA     40,000         -            -       $1.72    5/24/15       -        -        -         -
Principal Financial
Officer

Robert J. Cardon           40,000         -            -       $1.72    5/24/15       -        -        -         -
                                       10,000          -       $ .97     5/1/18       -        -        -         -

Director Compensation

      Members of the Board of Directors who are employed by and receive remuneration as officers of Dynatronics are paid $100 per meeting for attendance at regular and special meetings of the Board of Directors.

      Non-employee, non-executive directors are paid an annual fee of $14,000. In addition, independent directors receive $1,000 annually for participating on each board committee and receive $2,000 in restricted stock awards. The Chairman of the Audit Committee receives an additional $2,000 for serving as the Committee Chairman and "financial expert." Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or attendance at Board of Directors and committee meetings.

      The following table summarizes the compensation paid during the fiscal year ended June 30, 2010, to non-employee directors.

                        Fees                          Non-equity   Nonqualified
                       earned                          incentive     deferred
                       or paid  Stock     Option         plan      compensation     All other
                       in cash   awards   awards     compensation    earnings     compensation      Total
        Name             ($)      ($)       ($)           ($)          ($)             ($)           ($)
         (a)             (b)      (c)       (d)           (e)          (f)             (g)           (h)
----------------------------------------------------------------------------------------------------------
Howard L. Edwards      $18,000   $2,000      -           -              -               -          $20,000

Val J. Christensen     $16,000   $2,000      -           -              -               -          $18,000

Joseph H. Barton       $16,000   $2,000      -           -              -               -          $18,000

      During the year ended June 30, 2010, we made no awards to executive officers or directors under any long-term incentive plan. We have never granted stock appreciation rights.

Compensation Discussion and Analysis

      The Compensation Committee oversees our executive compensation program and reviews all compensation decisions relating to our executive officers. The Compensation Committee evaluates both performance and compensation to ensure that we are able to attract and retain the best possible employees in key positions and that the compensation provided to key employees remains competitive with the compensation provided to employees of our peer group comprised of companies of comparable revenue and market capitalization in the diversified high technology market. The following is a discussion of our compensation program for compensation of our Named Executive Officers and directors.

Compensation Program Objectives

      Executive compensation is determined by several factors. The following are the main objectives of our executive compensation program as determined by the Compensation Committee:

            o     Retention of qualified officers.

            o Providing overall corporate direction for the officers and also to provide direction that is specific to officer's respective areas of authority. The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

            o     Providing a performance incentive for the officers.

The compensation program is designed to reward the officers in the following areas:

            o     Achievement of specific goals

            o Creativity in the form of innovative ideas and analysis for new programs and projects

            o     New program implementation

            o     Attainment of company goals, budgets, and objectives

            o     Results-oriented determination and organization

            o     Positive and supportive direction for company personnel

      The Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer. The discussions of compensation practices and policies are of historical practices and policies. Our Board of Directors and the Compensation Committee expect to continue these policies and practices, but will reevaluate the practices and policies as they consider advisable.

         The principal elements of our executive compensation program include:

            o     Base salary

            o     Performance bonus

            o     Stock options and stock awards

            o     Employee benefits in the form of:

                  o     health and dental insurance

                  o     life insurance

            o Other benefits including use of Company automobile and cell phone

Base salary

      Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified named executive officers. The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the executive officer. In determining the salary of the executive officers, the Compensation Committee considered the comparable salary levels provided by various published executive compensation survey reports for the medical device industry.

Performance bonus

      Bonuses are based on company performance. A percentage formula based on our pre-tax profit is used in determining the performance bonus for the executive officers.

Stock options and stock awards

      Stock ownership is provided to enable executive officers to participate in our success. The direct or potential ownership of stock is expected to provide the incentive to expand the involvement of the executive officer to include, and therefore be mindful of, the perspective of our shareholders.

Employee benefits

      Employee benefits for the executive officers are selected to provide security. Most notably, insurance coverage for health, life, and disability are intended to provide a level of protection that will enable the executive officers to function without having the distraction of having to manage undue risk. The health insurance also provides access to preventative medical care which will help the executive officers function at a high energy level, manage job related stress, and contribute to the overall well being of the executive officers, all of which contribute to an enhanced job performance.

Other benefits

      Other employee benefits such as cell phones and auto usage are directly related to job functions and contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

      As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer. As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions. Typically, stock options are based on the current market value of the underlying common shares and how that will contribute to the overall compensation of the executive officer. Consideration is also given to the fact that the option has the potential for an appreciated future value. As such, this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the executive officer.

      Accordingly, in determining our compensation program, as well as setting the compensation for each executive officer, the Compensation Committee attempts to attract the interest of the executive officer within the constraints of a compensation package that is fair and equitable to all parties involved.

Compensation Committee Report

      The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                                 Respectfully submitted,

                                                 Val J. Christensen, Chairman
                                                 Howard L. Edwards
                                                 Joseph H. Barton

Employment Agreements

      We believe it is in our best interests to secure the services of key executives and that it is appropriate to provide these executives with protection should their employment with Dynatronics be terminated under certain circumstances. Therefore, we have entered into written employment contracts with Kelvyn H. Cullimore, Jr., our Chairman, President and Chief Executive Officer, and Larry K. Beardall, our Executive Vice President. These agreements were approved by the Compensation Committee. The Compensation Committee currently is negotiating new, long-term employment agreements with these executives. The compensation package under each existing contract includes a salary, an auto allowance, an annual bonus based on pre-tax operating profit (at rates established by the Compensation Committee), and stock and/or stock options granted under our 2005 Equity Incentive Plan and the 1992 Stock Option Plan, as amended and restated. Each of these officers also receives other welfare and employee benefits that are standard in such agreements, including, by way of example, health insurance, paid vacation and Company-paid life insurance. The contracts also contain a provision granting the executives certain rights and protections in the event of a change in control.

      As defined in the employment contracts, a "change of control" will occur in transactions such as an acquisition of Dynatronics through a purchase of shares or assets, or by merger, in which any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power of our then outstanding voting securities; or the composition of the Board of Directors is changed such that the former members of the Board of Directors cease to constitute at least a majority of the Board of Directors; or our shareholders approve an agreement for the sale or disposition by us of all or substantially all of our assets.

      If a change of control occurs and the employment of the executive is terminated voluntarily within six months of the change in control or involuntarily within 12 months thereof, the executive is to be paid an amount in cash equal to (1) one and one-half times the executive's annual base salary (as defined in the agreement) in effect at the time of such termination, (2) one and one-half times the average annual bonus paid by us to the executive over the previous three complete fiscal years, and (3) a bonus of $200,000 for the executive's efforts in facilitating the change in control. Of the amount payable under items (1) and (2) above under the agreement, 50% is to be paid within 30 days after termination and the balance is to be paid ratably over the subsequent six months. In addition, we will continue to provide and fund all other employee benefits for the executive for 18 months following termination. All stock options, warrants and other similar rights granted by us to the executive prior to termination will immediately and entirely vest and will be immediately delivered to the executive without restriction or limitation of any kind (except for normal transfer restrictions required by law). The agreement also provides that we will transfer to the executive title, free and clear of all encumbrances, to either (i) the Company-owned vehicle used by the executive at the time of termination, or (ii) a vehicle of substantially similar market value.

      The employment contracts terminate upon the death or disability of the executive or termination of employment for cause. The contracts also contain covenants against competition by the executives during the term of their employment and for a specified period after the termination of their employment for any reason.

401(k) Plan

      Dynatronics has adopted a 401(k) plan. Employees who are 20 years of age or older and have completed at least six months of service with us are eligible to participate in the 401(k) plan.

      Eligible employees may make contributions to the 401(k) plan in the form of salary deferrals of up to 20% of total compensation, not to exceed $16,500, the maximum allowable amount of salary deferrals for calendar year 2010. We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

      Participants in the 401(k) plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions. Amounts deferred by Named Executive Officers in the 401(k) plan, along with the 25% matching contributions, are included under "Other Compensation" in the Summary Compensation Table.

                 Certain Relationships and Related Transactions

Transaction Review

      We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

            o The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

            o The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

            o The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

      In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

Transactions with Related Parties

      We rent office and warehouse space in Pleasanton, California from the Rajala Family Trust, a shareholder of Dynatronics. The monthly lease payment is $10,000 and the lease term is renewable annually. In addition, we rent office and warehouse space in Detroit, Michigan from Steve Cyman, a shareholder of the Company. The monthly lease payment is $3,500 and the lease automatically renews on a semi-annual basis unless it is terminated. We also rent office and warehouse space in Girard, Ohio from Tony Trolio, a shareholder of the Company. The monthly lease payment is $3,000 and the lease term is on a month-to-month basis. These shareholders are the former owners of three of the dealerships acquired on June 30 and July 2, 2007. As part of the purchase price for their distribution companies, the Rajala Family Trust, Steve Cyman and Tony Trolio were paid with shares of Dynatronics common stock and each currently holds 5% or more of our outstanding common stock. Management believes that the monthly rental payments for each facility are comparable to or below market rates for similar properties.

      Except as described above and in this Proxy Statement under the captions, "Employment Contracts" and "Salary Continuation Plan," during the two years ended June 30, 2010, Dynatronics was not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding common stock had a direct or indirect material interest.


                       CONSIDERATION OF DIRECTOR NOMINEES

Director Nominations

      Our Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. The Board of Directors believes that, because of our relatively small size, and because of the historically few and infrequent vacancies on the Board of Directors, it is in our best interest to permit all of the independent directors to fully participate in the director nomination process. The Board of Directors has adopted a nominations process that provides that the independent directors, acting by a majority vote, are authorized to recommend individuals as nominees to the Board of Directors.

      The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board of Directors for nominations to fill vacancies on the Board of Directors, and for selecting the nominees to be elected by our shareholders at each annual meeting.

Director Qualifications

      The independent directors have established certain criteria they consider as guidelines in considering nominations to the Board of Directors. The criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with us or our operations, and the availability and willingness to devote sufficient time to the duties of a director; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in our industry and with relevant social policy concerns; (d) experience as a board member of another publicly-held company; (e) academic expertise in an area of our operations; and
(f) practical and mature business judgment. The criteria are not exhaustive and the independent directors and the full Board of Directors may consider other qualifications and attributes they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors seek to assemble a Board of Directors that brings a variety of perspectives and skills derived from high-quality business and professional experience.

Board Diversity

      In identifying nominees, the independent directors do not have a formal policy regarding the consideration of gender, race, sexual preference, religion, and other traits typically associated with the term "diversity." As described in " Director Qualifications " above and " Identification and Evaluation of Nominees " below, the independent directors consider it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills, but has not adopted any formal policy.

Identification and Evaluation of Nominees

      The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from our current directors and management as well as input from third parties, including executive search firms retained by the Board of Directors. The independent directors will obtain background information about candidates, which may include information from questionnaires and background and reference checks, and will then interview qualified candidates. Our other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board of Directors.

Shareholder Nominations

      The independent directors may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors through a written notice as described under "Shareholder Proposals" below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the executive officers and directors, and persons who own more than 10% of our common stock ("Reporting Persons") to file initial reports of ownership and to report changes in ownership in reports filed with the SEC. Reporting Persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms furnished to us during and with respect to the fiscal year ended June 30, 2010, we believe that during the fiscal year ended June 30, 2010 all Section 16(a) filings applicable to these Reporting Persons were timely filed.

                                 OTHER BUSINESS

      We know of no other matters that will be presented at the Annual Meeting. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to any shareholder upon written request to Investor Relations, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121 or bobc@dynatron.com.

      Any shareholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact us at the above address.

                             SHAREHOLDER PROPOSALS

      We must receive proposals intended to be presented at next year's 2011 Annual Meeting of the Shareholders on or before June 25, 2011, to be considered for inclusion in our Proxy Statement relating to that meeting. Receipt of a shareholder proposal does not necessarily guarantee that the proposal will be included in the Proxy Statement. If a shareholder intends to propose any matter for a vote at the Annual Meeting of Shareholders to be held in 2011, but fails to notify us of such intention prior to the date indicated above, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holders, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                     INFORMATION INCORPORATED BY REFERENCE

      We are permitted to incorporate by reference information that we file with the SEC. Accordingly, we incorporate by reference our Annual Report on Form 10-K for the fiscal year ended June 30, 2010, which was filed with the SEC on September 22, 2010, except to the extent information in that report is different from the information contained in this Proxy Statement.

                                 ANNUAL REPORT

      We will provide, without charge, to each shareholder to whom this Proxy Statement is delivered, upon written or oral request, a copy of our Annual Report on Form 10-K for the year ended June 30, 2010, including the financial statements, as filed with the SEC. The requested document will be sent by first class mail or other equally prompt means. Written or oral requests for such information should be directed to Mr. Bob Cardon, Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, UT 84121.

                                 DYNATRONICS CORPORATION
                                 By order of the Board of Directors


                                 /s/ Bob Cardon
                                 --------------------------------------------
                                 Bob Cardon
                                 Vice President of Administration, Secretary,
                                 Treasurer

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